UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report

                                FEBRUARY 9, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

            0-29798                               23-1408659
            -------                               ----------
     (Commission File Number)       (I.R.S. employer identification number)


       2530 Riva Road, Suite 201
       Annapolis, Maryland                                21401
        -----------------                                 -----
(Address of principal executive office)                 (Zip code)



         Registrant's telephone number, including area code

                           (410) 224-4415


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ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.


(b) Effective February 9, 2005, Mr. Bruce Kelling resigned from the Board of Directors of CompuDyne Corporation. Mr. Kelling expressed his desire to retire as his reason for resigning.

Mr. Kelling was elected to CompuDyne's Board of Directors in 2002 following CompuDyne's acquisition of Tiburon, Inc.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






Date: February 10, 2005



                               COMPUDYNE CORPORATION



                               By: /s/ Geoffrey F. Feidelberg
                                   --------------------------
                                    Geoffrey F. Feidelberg
                               Its: Chief Financial Officer